UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2015

Bluerock Residential Growth REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor New York, NY 10019
(Address of principal executive offices)

(212) 843-1601
(Registrant’s telephone number, including area code)

None.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	re-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 2, 2014, Bluerock Residential Growth REIT, Inc., or the Company, entered into a Management Agreement (as amended by that certain First Amendment to Management Agreement dated February 11, 2015 and that certain Second Amendment to Management Agreement dated August 6, 2015, the Management Agreement) with its operating partnership, Bluerock Residential Holdings, L.P., or the Operating Partnership, and its manager, BRG Manager, LLC, or the Manager, pursuant to which the Manager administers the business activities and day-to-day operations of the Company and the Operating Partnership. The Management Agreement provides for the monthly reimbursement by the Company to the Manager, for certain documented expenses of the Manager and its affiliates incurred on behalf of the Company, the Operating Partnership and each of their respective subsidiaries that are reasonably necessary for the performance by the Manager of its duties and functions thereunder, or the Reimbursable Expenses.

On November 10, 2015, the Board, including its independent directors, approved the amendment of the Management Agreement pursuant to a Third Amendment to Management Agreement, effective November 10, 2015, or the Third Amendment, pursuant to which Reimbursable Expenses are to be paid to the Manager either (i) in monthly installments, in cash, or (ii) in quarterly installments at the end of the applicable quarter, in units of the Operating Partnership’s long-term incentive plan, or LTIP Units, in each case at the election of the Board. The Board will make such determinations in advance of each quarter; provided, that at any time during the fourth quarter of 2015, the Board may elect to pay Reimbursable Expenses for the fourth quarter of 2015, if any, as a single payment in LTIP Units following the end of such quarter. The number of LTIP Units payable as Reimbursable Expenses, if any, will be calculated in accordance with the corresponding calculation with respect to the Incentive Fee as specified in the Management Agreement. The Board, including its independent directors, authorized and approved the entry by the Company into the Third Amendment and found the terms of the Third Amendment to be fair, competitive and commercially reasonable and no less favorable to the Company than similar agreements between unaffiliated parties under the same circumstances. Except as amended by the Third Amendment, the terms of the Management Agreement are identical to those of the Management Agreement previously in effect.

On November 10, 2015, the Board, including its independent directors, elected to make payment of the Reimbursable Expenses for the fourth quarter of 2015 as a single payment in LTIP Units following the end of the fourth quarter of 2015. The amount of such payment will be based on actual Reimbursable Expenses incurred during the fourth quarter of 2015, and the number of LTIP Units payable as Reimbursable Expenses will then be calculated in accordance with the corresponding calculation with respect to the Incentive Fee as specified in the Management Agreement.

LTIP Units issued as Reimbursable Expenses shall be fully vested upon issuance, and may convert to OP Units upon reaching capital account equivalency with the OP Units held by the Company, and may then be settled in shares of the Company’s Class A common stock. The Manager will be entitled to receive “distribution equivalents” with respect to the Manager LTIP Units at the same time distributions are paid to the holders of the Company’s Class A common stock.

The foregoing description of the Third Amendment is a summary and is qualified in its entirety by the terms of the Third Amendment, a copy of which is filed as Exhibit No. 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

Securities for Services

Base Management Fee

The Management Agreement further provides for the payment of a base management fee to the Manager, or the Base Management Fee, to compensate the Manager for advisory services and certain general management services rendered thereunder. Pursuant to the terms of the Management Agreement, the Base Management Fee is payable in quarterly installments in cash or LTIP Units, and is calculated by the Manager as set forth in the Management Agreement, which calculation is subject to review by the Company’s board of directors, or the Board.

On November 10, 2015, the Manager provided the Board with its calculation of the quarterly installment of the Base Management Fee for the three months ended September 30, 2015. The Board reviewed such calculation, and on November 10, 2015, the Board, including its independent directors, authorized and approved payment of the quarterly installment of the Base Management Fee for the three months ended September 30, 2015 entirely in LTIP Units.

The Board, including its independent directors, further approved the issuance by the Operating Partnership to the Manager, on November 18, 2015 (five business days following November 10, 2015), or the Issuance Date, of a number of LTIP Units equal to (i) the dollar amount of the portion of the quarterly installment of the Base Management Fee payable in such LTIP Units (calculated by the Manager as $895,863), divided by (ii) the average of the closing prices of the Company’s Class A common stock, $0.01 par value per share, on the NYSE MKT on the five business days prior to the Issuance Date, or the Manager LTIP Units, in payment of the quarterly installment of the Base Management Fee.

The Board authorized the Company, as the General Partner of the Operating Partnership, to cause the Operating Partnership to issue the Manager LTIP Units to the Manager in reliance upon exemptions from registration provided by Section 4(A)(2) of the Securities Act of 1933 and Regulation D. The Manager has a substantive, pre-existing relationship with the Company and is an “accredited investor” as defined in Regulation D.

The Manager LTIP Units shall be fully vested upon issuance, and may convert to OP Units upon reaching capital account equivalency with the OP Units held by the Company, and may then be settled in shares of the Company’s Class A common stock. The Manager will be entitled to receive “distribution equivalents” with respect to the Manager LTIP Units at the same time distributions are paid to the holders of the Company’s Class A common stock.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

10.1	Third Amendment to Management Agreement, by and among Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P. and BRG Manager, LLC, dated November 10, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Dated: November 17, 2015	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Accounting Officer and Treasurer

Exhibit Index

Exhibit No.	Description

10.1	Third Amendment to Management Agreement, by and among Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P. and BRG Manager, LLC, dated November 10, 2015